UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 8.01 Other Events

On February 25, 2013, Gentherm Incorporated (the “Company”) publicly announced that a Domination and Profit and Loss Transfer Agreement (“DPLTA”) had been registered in Germany with respect to the Company’s majority-owned subsidiary, W.E.T. Automotive Systems AG (“W.E.T.”). The DPLTA essentially allows the Company and W.E.T. to be managed as one operational entity. Also on February 25, 2013, the Company publicly announced that the Company had acquired or signed purchase agreements to acquire additional shares in W.E.T., raising the Company’s total ownership interest in W.E.T. to 98.8 percent. A copy of the Company’s news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Company news release dated February 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date: February 26, 2013

Exhibit Index

99.1	Company news release dated February 25, 2013.